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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TBC Corporation (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas W. Garvey, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 9, 2004                        By /s/ Thomas W. Garvey
                                         --------------------
                                         Thomas W. Garvey
                                         Executive Vice President and
                                           Chief Financial Officer  (principal
                                           financial and accounting officer)

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